UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2015

VOLT INFORMATION SCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13- 5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On January 15, 2015, Volt Information Sciences, Inc. issued a press release announcing earnings for its fiscal year and fourth quarter ended November 2, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press release of Volt Information Sciences, Inc. dated January 15, 2015 announcing earnings for its fiscal year and fourth quarter ended November 2, 2014.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: January 16, 2015	By:	/s/ James Whitney Mayhew
James Whitney Mayhew, Senior Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of Volt Information Sciences, Inc. dated January 15, 2015 announcing earnings for its fiscal year and fourth quarter ended November 2, 2014.